                                                                  Exhibit 10.9.2


                                   AGREEMENT
                               REGARDING MATTERS
                                    BETWEEN
                            INTEK INFORMATION, INC.
                                      AND
                           SPIDER TECHNOLOGIES, INC.


     This Agreement is entered into by and between Intek Information, Inc. ("Intek") and Spider Technologies, Inc. ("Spider").


     The parties entered into various agreements in respect of the spin off of Spider from Intek.

     1. In consideration of the entering into, delivery and performance of the Amended and Restated Software Assignment and Grant-Back License, Maintenance and Support Agreement between the parties hereto, Intek hereby agrees to pay Spider $75,000 in readily available funds within one hundred twenty (120) days of the date hereof plus, at such time, the actual cost of any third party licenses acquired by Intek from Spider in the twenty (20) days after the date of execution hereof.

     2. The parties each represent and warrant to the other that they have obtained all necessary authorizations, corporate and other, to enter into, deliver and perform this Agreement.

DATED:  January 13, 2000

     INTEK INFORMATION, INC.

     By: /s/ Timothy C. O'Crowley
         ------------------------
     Title: Chief Executive Officer
            -----------------------

     SPIDER TECHNOLOGIES, INC.

     By: /s/ Timothy C. O'Crowley
         ------------------------
     Title: Appointed signatory
            -------------------